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                                  Exhibit 23
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                      Consent of Independent Accountants
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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference into the Registration Statements on Form S-3 (No. 33-44376) and Forms S-8 (No. 33-44373, 33-44374, 33-
44375 and 333-90307) of our report dated January 18, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Baltimore, Maryland
March 26, 2001